THRIVENT MUTUAL FUNDS

Supplement to Prospectuses dated February 28, 2006

With respect to Thrivent Mid Cap Growth Fund and Thrivent Technology Fund

The "Portfolio Management" section of the prospectuses is amended with respect to the following Portfolios:

The paragraph under Thrivent Technology Fund is deleted and replaced with the following paragraph:

Darren M. Bagwell, CFA is Director of Research and serves as lead member of the fundamental analyst team which manages the Thrivent Technology Fund. Mr. Bagwell has day to day responsibility for managing the Fund and works with other members of the team to develop and execute the fund's investment strategies. Mr. Bagwell was appointed portfolio manager of the Fund on April 19, 2006. Mr. Bagwell has been with Thrivent since 2002 and is also the manager and team lead of the equity portion of the Thrivent Balanced Fund. Prior to joining Thrivent he worked as an investment analyst at Robert W. Baird.

The paragraph under Thrivent Mid Cap Growth Fund is deleted and replaced with the following paragraph:

Andrea J. Thomas, CFA serves as portfolio manager of Thrivent Mid Cap Growth Fund. Ms. Thomas has served as portfolio manager of the Fund since 2003. She has been with Thrivent since 1987 and she previously served as associate portfolio manager.

The date of this Supplement is May 1, 2006.

Please include this Supplement with your Prospectus.